EFFECTIVE June 8, 2006, THE COMPANYS
NAME HAS CHANGED FROM ATLAS
PACIFIC LIMITED TO ATLAS SOUTH SEA
PEARL LIMITED



Exhibit A to Deposit Agreement
No.

[SponsoredExempt]
AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents ten (10)
deposited Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR FULLY PAID ORDINARY
SHARES,
PAR VALUE A$0.20 EACH OF
ATLAS PACIFIC LIMITED
(ACN 009 220 053)
(INCORPORATED UNDER THE LAWS
OF VICTORIA,
COMMONWEALTH OF WESTERN
AUSTRALIA)

	The Bank of New York as
depositary (hereinafter called
the Depositary), hereby
certifiesthat


                , or
registered assigns IS THE
OWNER OF

AMERICAN DEPOSITARY SHARES
representing deposited fully
paid Ordinary Shares (herein
called Shares) of Atlas
Pacific Limited, incorporated
under the laws of Western
Australia  (herein called the
Company).  At the date hereof,
each American Depositary Share
represents ten (10) Shares
which are either deposited or
subject to deposit under the
deposit agreement at the
principal Melbourne, Victoria,
Australia office of Australia
and New Zealand Banking Group,
the principal Melbourne,
Victoria, Australia office of
National Australia Bank and
the principal Sydney, New
South Wales office of Westpac
Banking Corporation (herein
collectively called the
Custodian).  The Depositary's
Corporate Trust Office is
located at a different address
than its principal executive
office.  Its Corporate Trust
Office is located at 101
Barclay Street, New York, N.Y.
10286, and its principal
executive office is located at
48 Wall Street, New York, N.Y.
10286.
THE DEPOSITARY'S CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y.  10286



1.		THE DEPOSIT AGREEMENT.
	This American Depositary
Receipt is one of an issue
(herein called Receipts), all
issued and to be issued upon
the terms and conditions set
forth in the deposit
agreement, dated as of October
24, 1994 (herein called the
Deposit Agreement), by and
among the Company, the
Depositary, and all Owners and
holders from time to time of
Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and become bound
by all the terms and
conditions thereof.  The
Deposit Agreement sets forth
the rights of Owners and
holders of the Receipts and
the rights and duties of the
Depositary in respect of the
Shares deposited thereunder
and any and all other
securities, property and cash
from time to time received in
respect of  such Shares and
held thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositary's Corporate
Trust Office in New York City
and at the office of the
Custodian.

	The statements made on
the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms not defined
herein shall have the meanings
set forth in the Deposit
Agreement.

2.		SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.
	Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt,
and upon payment of the fee of
the Depositary provided in
this Receipt, and subject to
the terms and conditions of
the Deposit Agreement, the
Owner hereof is entitled to
delivery, to him or upon his
order, of the Deposited
Securities at the time
represented by the American
Depositary Shares for which
this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates
in the name of the Owner
hereof or as ordered by him or
by the delivery of
certificates properly endorsed
or accompanied by proper
instruments of transfer and
(b) any other securities,
property and cash to which
such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the
Depositary, provided that the
forwarding of certificates for
Shares or other Deposited
Securities for such delivery
at the Corporate Trust Office
of the Depositary shall be at
the risk and expense of the
Owner hereof.

3.		TRANSFERS, SPLITUPS, AND
COMBINATIONS OF RECEIPTS
	The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by a
duly authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the fees and expenses of the
Depositary and upon compliance
with such regulations, if any,
as the Depositary may
establish for such purpose.
This Receipt may be split into
other such Receipts, or may be
combined with other such
Receipts into one Receipt,
representing the same
aggregate number of American
Depositary Shares as the
Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, splitup,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or
other governmental charge and
any stock transfer or
registration fee with respect
thereto (including any such
tax or charge and fee with
respect to Shares being
deposited or withdrawn) and
payment of any applicable fees
as provided in this Receipt,
may require the production of
proof satisfactory to it as to
the identity and genuineness
of any signature and may also
require compliance with any
regulations  the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt,
including, without limitation,
paragraph (22) of this
Receipt.

	The delivery of Receipts
against deposits of Shares
generally or against deposits
of particular Shares may be
suspended, or the transfer of
Receipts in particular
instances may be refused, or
the registration of transfer
of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to paragraph (22) hereof.  The
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders' meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

4.		LIABILITY OF OWNER FOR
TAXES.
	If any tax or other
governmental charge shall
become payable with respect to
any Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner hereof to the
Depositary.  The Depositary
may refuse to effect any
transfer of this Receipt or
any withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt
until such payment is made,
and may withhold any dividends
or other distributions, or may
sell for the account of the
Owner hereof any part or all
of the Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Owner hereof
shall remain liable for any
deficiency.

5.		WARRANTIES OF DEPOSITORS.
	Every person depositing
Shares hereunder shall be
deemed thereby to represent
and warrant that such Shares
and each certificate therefor
are validly issued, fully
paid, non assessable, and free
of any preemptive rights of
the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every
such person shall also be
deemed to represent that
Shares deposited by that
person are not restricted
securities.  Such
representations and warranties
shall survive the deposit of
Shares and issuance of
Receipts.

6.		FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION
	Any person presenting
Shares for deposit or any
Owner of a Receipt may be
required from time to time to
file with the Depositary or
the Custodian such proof of
citizenship or residence,
exchange control approval,
evidence of the number of
Shares beneficially owned or
any other matters necessary or
appropriate to evidence
compliance with the
Corporations Law of Australia,
the Banking (Foreign Exchange)
Regulations or the Australian
Foreign Acquisitions and
Takeover Act 1975 or such
information relating to the
registration on the books of
the Company or  the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the
Depositary may, and shall, if
requested by the Company, deem
necessary or proper.  The
Depositary may withhold the
delivery or registration of
transfer of any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of any
Deposited Securities until
such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  The
Depositary shall provide the
Company, upon the Company's
reasonable request and
expense, in a timely manner,
with copies of any information
or other material which it
receives pursuant to this
Paragraph.  No Share shall be
accepted for deposit unless
accompanied by evidence
satisfactory to the Depositary
that any necessary approval
has been granted by any
governmental body in the
Commonwealth of Australia
which is then performing the
function of the regulation of
currency exchange.

7.		CHARGES OF DEPOSITARY.
	The Company agrees to pay
the fees, reasonable expenses
and outofpocket charges of the
Depositary and those of any
Registrar only in accordance
with agreements in writing
entered into between the
Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.

	The following charges
shall be incurred by any party
depositing or withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.3 of the
Deposit Agreement), whichever
applicable: (1) taxes and
other governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration of
transfers of Shares generally
on the share register of the
Company or Foreign Registrar
and applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals hereunder, (3)
such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.5 of the Deposit
Agreement, (5) a fee not in
excess of $10.00 or less per
100 American Depositary Shares
(or portion thereof) for the
execution and delivery of
Receipts pursuant to Section
2.3 of the Deposit Agreement,
the execution and delivery of
Receipts pursuant to Section
4.3 of the Deposit Agreement
and the surrender of Receipts
pursuant to Section 2.5 of the
Deposit Agreement, (6) a fee
not in excess of $.02 or less
per  American Depositary Share
(or portion thereof) for any
cash distribution made
pursuant to the Deposit
Agreement including, but not
limited to Sections 4.1
through 4.4 thereof and, (7) a
fee not in excess of $1.50 or
less per certificate for a
Receipt or Receipts for
transfers made pursuant to
Section 2.4 of the Deposit
Agreement.

	The Depositary, subject
to Paragraph (8) hereof, may
own and deal in any class of
securities of the Company and
its affiliates and in
Receipts.

8.	  LOANS AND PRERELEASE OF
SHARES AND RECEIPTS.
	Notwithstanding Section
2.3 of the Deposit Agreement,
the Depositary may execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.2 of the Deposit
Agreement (PreRelease).  The
Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation
of Receipts which have been
PreReleased, whether or not
such cancellation is prior to
the termination of such
PreRelease or the Depositary
knows that such Receipt has
been PreReleased.  Each
PreRelease will be (a)
preceded or accompanied by a
written representation from
the person to whom Receipts
are to be delivered that such
person, or its customer, owns
the Shares or Receipts to be
remitted, as the case may be,
(b) at all times fully
collateralized with cash or
such other collateral as the
Depositary deems appropriate,
(c) terminable by the
Depositary on not more than
five (5) business days notice,
and (d) subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of American Depositary Shares
which are outstanding at any
time as a result of
PreReleases will not normally
exceed thirty percent (30%) of
the Shares deposited hereunder
provided, however, that the
Depositary reserves the right
to change or disregard such
limit from time to time as it
deems appropriate.

		The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.

9.	  TITLE TO RECEIPTS.
	It is a condition of this
Receipt and every successive
holder and Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt when properly endorsed
or accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument,
provided, however, that the
Depositary, notwithstanding
any notice to the contrary,
may treat the person in whose
name this Receipt is
registered on the books of the
Depositary as the absolute
owner hereof for the purpose
of determining the person
entitled to distribution of
dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes.

10.	  VALIDITY OF RECEIPT.
	This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by
the Depositary by the manual
or facsimile signature of a
duly authorized signatory of
the Depositary and, if a
Registrar for the Receipts
shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the
Registrar.

11.	  REPORTS INSPECTION OF
TRANSFER BOOKS.

	The Company currently
furnishes the Securities and
Exchange Commission
(hereinafter called the
Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32(b)
under the Securities Exchange
Act of 1934, as from time to
time amended.  Such reports
and communications will be
available for inspection and
copying by holders and Owners
at the public reference
facilities maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.

	The Depositary will make
available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both (a)
received by the Depositary as
the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also send
to Owners of Receipts copies
of such reports when furnished
by the Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy
soliciting material, furnished
to the Depositary by the
Issuer shall be furnished in
English.

	The Depositary will keep
books for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be open
for inspection by the Owners
of Receipts provided that such
inspection shall not be for
the purpose of communicating
with Owners of Receipts in the
interest of a business or
object other than the business
of the Company or a matter
related to the Deposit
Agreement or the Receipts.

12.	  DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the Depositary
receives any cash dividend or
other cash distribution on any
Deposited Securities, the
Depositary will, if at the
time of receipt thereof any
amounts received in a foreign
currency can in the judgment
of the Depositary be converted
on a reasonable basis into
United States dollars
transferable to the United
States, and subject to the
Deposit Agreement, convert
such dividend or distribution
into dollars and will
distribute the amount thus
received (net of the fees of
the Depositary as provided in
Section 5.9 of the Deposit
Agreement) to the Owners of
Receipts entitled thereto,
provided, however, that in the
event that the Company or the
Depositary is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes, the amount
distributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

	Subject to the provisions
of Section 4.11 and 5.9 of the
Deposit Agreement, whenever
the Depositary receives any
distribution other than a
distribution described in
Sections 4.1, 4.3 or 4.4 of
the Deposit Agreement, the
Depositary will cause the
securities or property
received by it to be
distributed to the Owners of
Receipts entitled thereto, in
any manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution provided,
however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution, including,
but not limited to, the public
or private sale of the securi-
ties or property thus
received, or any part thereof,
and the net proceeds of any
such sale (net of the fees of
the Depositary as provided in
Section 5.9 of the Deposit
Agreement) shall be
distributed by the Depositary
to the Owners of Receipts
entitled thereto as in the
case of a distribution
received in cash.

	If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may and shall
if the Company shall so
request, distribute to the
Owners of outstanding Receipts
entitled thereto, additional
Receipts evidencing an
aggregate number of American
Depositary Shares representing
the amount of Shares received
as such dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with respect
to the deposit of Shares and
the issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or
other governmental charge as
provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the
amount of Shares represented
by the aggregate of such
fractions and distribute the
net proceeds, all in the
manner and subject to the
conditions set forth in the
Deposit Agreement.  If ad-
ditional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

	In the event that the
Depositary determines that any
distribution in property
(including Shares and rights
to subscribe therefor) is
subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may
by public or private sale
dispose of all or a portion of
such property (including
Shares and rights to subscribe
therefor) in such amounts and
in such manner as the
Depositary deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the Owners
of Receipts entitled thereto.

13.	  CONVERSI0N OF FOREIGN
CURRENCY.
	Whenever the Depositary
shall receive foreign cur-
rency, by way of dividends or
other distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall
convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation.  Such distribu-
tion may be made upon an
averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange
restrictions, the date of
delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.

	If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file such application
for approval or license, if
any, as it may deem desirable,
provided, however, that the
Company shall not be required
to make any such filings.

	If at any time the
Depositary shall determine
that in its reasonable
judgment any foreign currency
received by the Depositary is
not convertible on a
reasonable basis into Dollars
transferable to the United
States, or if any approval or
license of any government or
agency thereof which is
required for such conversion
is denied or in the reasonable
opinion of the Depositary is
not obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign
currency (or an appropriate
document evidencing the right
to receive such foreign
currency) received by the
Depositary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of, the
Owners entitled to receive the
same.

	If any such conversion of
foreign currency, in whole or
in part, cannot be effected
for distribution to some of
the Owners entitled thereto,
the Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto.

14.	  RIGHTS.
	In the event that the
Company shall offer or cause
to be offered to the holders
of any Deposited Securities
any rights to subscribe for
additional Shares or any
rights of any other nature,
the Depositary shall have
discretion as to the procedure
to be followed in making such
rights available to any Owners
or in disposing of such rights
on behalf of any Owners and
making the net proceeds
available in Dollars to such
Owners or, if by the terms of
such rights offering or, for
any other reason, the
Depositary may not either make
such rights available to any
Owners or dispose of such
rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse provided, however, if at
the time of the offering of
any rights the Depositary
determines in its discretion
that it is lawful and feasible
to make such rights available
to all Owners or to certain
Owners but not to other
Owners, the Depositary may
distribute, to any Owner to
whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form as it
deems appropriate.  If the
Depositary determines in its
discretion that it is not
lawful and feasible to make
such rights available to
certain Owners, it may sell
the rights or warrants or
other instruments in
proportion to the number of
American Depositary Shares
held by the Owners to whom it
has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.  The Depositary
shall not be responsible for
any failure to determine that
it may be lawful or feasible
to make such rights available
to Owners in general or any
Owner in particular.

	If an Owner of Receipts
requests the distribution of
warrants or other instruments
in order to exercise the
rights allocable to the
American Depositary Shares of
such Owner hereunder, the
Depositary will make such
rights available to such Owner
upon written notice from the
Company to the Depositary that
(a) the Company has elected in
its sole discretion to permit
such rights to be exercised
and (b) such Owner has
executed such documents as the
Company has determined in its
sole discretion are reasonably
required under applicable law.
 Upon instruction pursuant to
such warrants or other
instruments to the Depositary
from such Owner to exercise
such rights, upon payment by
such Owner to the Depositary
for the account of such Owner
of an amount equal to the
purchase price of the Shares
to be received upon the
exercise of the rights, and
upon payment of the fees of
the Depositary as set forth in
such warrants or other
instruments, the Depositary
shall, on behalf of such
Owner, exercise the rights and
purchase the Shares, and the
Company shall cause the Shares
so purchased to be delivered
to the Depositary on behalf of
such Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.2 of the Deposit
Agreement, and shall, pursuant
to Section 2.3 of the Deposit
Agreement, execute and deliver
to such Owner Restricted
Receipts.

	If registration under the
Securities Act of 1933 of the
securities to which any rights
relate is required in order
for the Company to offer such
rights to Owners and sell the
securities upon the exercise
of such rights, the Depositary
will not offer such rights to
the Owners unless and until
such a registration statement
is in effect, or unless the
offering and sale of such
securities to the Owners of
such Receipts are exempt from
registration under the
provisions of such Act.
Nothing in this Paragraph (14)
or elsewhere in this Receipt
shall create any obligation on
the part of the Company to
file a registration statement.

15.	  RECORD DATES.
	Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary shall fix a record
date which shall, insofar as
is reasonably practicable, be
the same date as the record
date established by the
Company in respect of the
Shares (a) for the
determination of the Owners of
Receipts who shall be (i)
entitled to receive such
dividend, distribution or
rights or the net proceeds of
the sale thereof or (ii)
entitled to give instructions
for the exercise of voting
rights at any such meeting, or
(b) on or after which each
American Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

16.	  VOTING OF DEPOSITED
SECURITIES.
	Upon receipt of notice of
any meeting of holders of
Shares or other Deposited
Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail
to the Owners of Receipts a
notice, the form of which
notice shall be in the sole
discretion of the Depositary,
which shall contain (a) such
information as is contained in
such notice of meeting, and
(b) a statement that the
Owners of Receipts as of the
close of business on a
specified record date will be
entitled, subject to any ap-
plicable provision of law and
of the Articles of Association
of the Company, to instruct
the Depositary as to the
exercise of the voting rights,
if any, pertaining to the
amount of Shares or other
Deposited Securities
represented by their
respective American Depositary
Shares.  Upon the written
request of an Owner of a
Receipt on such record date,
received on or before the date
established by the Depositary
for such purpose, the
Depositary shall endeavor in
so far as practicable to vote
or cause to be voted the
amount of Shares or other
Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance
with the instructions set
forth in such request.  The
Depositary shall not vote or
attempt to exercise the right
to vote that attaches to the
Shares or other Deposited
Securities, other than in
accordance with such
instructions.  The Company
shall be under no obligation
to verify instructions
received from Owners and voted
upon by the Depositary.

17.	  CHANGES AFFECTING
DEPOSITED SECURITIES.
	In circumstances where
the provisions of Section 4.3
of the Deposit Agreement do
not apply, upon any change in
nominal value, change in par
value, splitup, consolidation,
or any other reclassification
of Deposited Securities, or
upon any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered pursu-
ant to the following sentence.
 In any such case the
Depositary may, and shall if
the Company shall so request,
execute and deliver additional
Receipts as in the case of a
dividend on the Shares, or
call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.

18.	  LIABILITY OF THE COMPANY
AND DEPOSITARY.
	Neither the Depositary
nor the Company shall incur
any liability to any Owner or
holder of any Receipt, if by
reason of any provision of any
present or future law of the
United States or any other
country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future,
of the Articles of Association
of the Company, or by reason
of any act of God or war or
other circumstances beyond its
control, the Depositary or the
Company shall be prevented or
forbidden from or be subject
to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed nor shall the
Depositary or the Company
incur any liability to any
Owner or holder of a Receipt
by reason of any
nonperformance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Sections 4.1, 4.2,
or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.4 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and make
the net proceeds available to
such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if ap-
plicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or holders
of Receipts, except that they
agree to perform their
obligations specifically set
forth in the Deposit Agreement
without negligence or bad
faith.  The Depositary shall
not be subject to any
liability with respect to the
validity or worth of the
Deposited Securities.  Neither
the Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit, or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expense and
liability shall be furnished
as often as may be required,
and the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder
of a Receipt, or any other
person believed by it in good
faith to be competent to give
such advice or information.
The Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such
vote, provided that any such
action or nonaction is in good
faith and not contrary to the
terms of the Deposit
Agreement.  The Company agrees
to indemnify the Depositary,
its directors, employees,
agents and affiliates and any
Custodian against, and hold
each of them harmless from,
any liability or expense
(including, but not limited
to, the fees and expenses of
counsel) which may arise out
of acts performed or omitted,
in accordance with the
provisions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either
the Depositary or a Custodian
or their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, or
(ii) by the Company or any of
its directors, employees,
agents and affiliates.  No
disclaimer of liability under
the Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.

19.	  RESIGNATION AND REMOVAL
OF THE DEPOSITARY APPOINTMENT
OF SUCCESSOR CUSTODIAN.
	The Depositary may at any
time resign as Depositary
hereunder by written notice of
its election so to do
delivered to the Company.  The
Depositary may at any time be
removed by the Company by
written notice of such
removal.  In case at any time
the Depositary shall resign or
be removed, it shall continue
to act as Depositary for the
purpose of terminating the
Deposit Agreement pursuant to
Section 6.2 of the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

20.	  AMENDMENT.
	The form of the Receipts
and any provisions of the
Deposit Agreement may at any
time and from time to time be
amended by agreement between
the Company and the Depositary
in any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges (other than taxes and
other governmental charges),
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to
outstanding Receipts until the
expiration of thirty days
after notice of such amendment
shall have been given to the
Owners of outstanding
Receipts.  Every Owner of a
Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing
to hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive therefor
the Deposited Securities
represented thereby except in
order to comply with mandatory
provisions of applicable law.

21.	  TERMINATION OF DEPOSIT
AGREEMENT.
	Upon the resignation or
removal of the Depositary
pursuant to Section 5.4 of the
Deposit Agreement, or at any
time at the direction of the
Company, the Depositary shall
terminate the Deposit
Agreement by mailing notice of
such termination to the Owners
of all Receipts then
outstanding at least 30 days
prior to the date fixed in
such notice for such
termination.  On and after the
date of termination, the Owner
of a Receipt will, upon (a)
surrender of such Receipt at
the Corporate Trust Office of
the Depositary, (b) payment of
the fee of the Depositary for
the surrender of Receipts
referred to in Section 2.5 of
the Deposit Agreement, and (c)
payment of any applicable
taxes or governmental charges,
will be entitled to delivery,
to him or upon his order, of
the amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.  If
any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend the
distribution of dividends to
the Owners thereof, and shall
not give any further notices
or perform any further acts
under the Deposit Agreement,
except that the Depositary
shall continue to collect
dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts sur-
rendered to the Depositary
(after deducting, in each
case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Owners who have not
theretofore  surrendered their
Receipts, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Owner of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges) and
except for its obligations
under Section 5.8 of the
Deposit Agreement.  Upon the
termination of the Deposit
Agreement, the Company shall
be discharged from all obliga-
tions under the Deposit
Agreement except for its
obligations to the Depositary
with respect to indemnifica-
tion, charges, and expenses.

22.	  COMPLIANCE WITH U.S.
SECURITIES LAWS.
	Notwithstanding any terms
of this Receipt or the Deposit
Agreement to the contrary, the
Company and the Depositary
have each agreed that it will
not exercise any rights it has
 under the Deposit Agreement
or the Receipt to prevent the
withdrawal or delivery of
Deposited Securities in a
manner which would violate the
United States securities laws,
including, but not limited to
Section I A(1) of the General
Instructions to the Form F6
Registration Statement, as
amended from time to time,
under the Securities Act of
1933.











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